PROMISSORY NOTE
                                 ---------------



Principal Sum:  $50,000                                      November 14, 2001
                                                             -----------


To:       EXPRESS ENTERPRISES LTD.

          FOR VALUE RECEIVED, the undersigned promises to pay on DEMAND to the order of EXPRESS ENTERPRISES LTD. The principal sum of $50,000 in lawful currency of the United States without interest.

          The undersigned may at any time and from time to time prepay in whole or in part the said principal sum without notice or bonus or penalty.

          The promissory note is not a negotiable instrument and may not be assigned.

          Presentment, protest, notice of protest and notice of dishonour are hereby waived.


                                              GROWTH MERGERS, INC.


                                              Per:  /s/  Winston Barta
                                                    -------------------------
                                                    Authorized Signatory






                                   (written:  CANCELED - Express Enterprises
                                                 /s/ Winston Barta)